A special meeting of shareholders of WisdomTree Trust was held on June 29, 2012, with adjournment and continuation on August 8, 2012, for certain proposals related to each of the Funds. All of the proposals presented at the special meeting and adjournment were ultimately approved by Fund shareholders. The percentages shown below represent the percent of voting shares present at the meeting that voted for the proposal. The proposals acted upon by shareholders and the results of the shareholder vote were as follows:

Proposal 1A

The Approval of a New Investment Advisory Agreement
(the New Unitary Fee Advisory Agreement) between the Trust and WTAM.

Fund: India Earnings Fund
Votes For: 19,632,582
Votes Abstain: 911,381
Votes Against: 525,089
Broker Non-Votes: 2,794,720
Percentage For: 82.270

Fund: Middle East Dividend Fund
Votes For: 304,229
Votes Abstain: 7,613
Votes Against: 23,724
Broker Non-Votes: 117,080
Percentage For: 67.211

Fund: Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) Votes For: 398,420
Votes Abstain: 697
Votes Against: 310
Broker Non-Votes: 0
Percentage For: 99.747

Proposal 1B

The Approval of the New Unitary Fee Advisory Agreement between the Trust and WTAM, to go into effect if Proposal 1A is approved and there is a subsequent change of control of WTAM caused by a reduction in ownership of the largest shareholder of WisdomTree Investments, the parent company of WTAM.

Fund: India Earnings Fund
Votes For: 19,628,968
Votes Abstain: 908,504
Votes Against: 531,580
Broker Non-Votes: 2,794,720
Percentage For: 82.254

Fund: Middle East Dividend Fund
Votes For: 304,229
Votes Abstain: 7,613
Votes Against: 23,724
Broker Non-Votes: 117,080
Percentage For: 67.211

Fund: Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) Votes For: 398,420
Votes Abstain: 697
Votes Against: 310
Broker Non-Votes: 0
Percentage For: 99.747

Proposal 1C

The Approval of a New Investment Advisory Agreement between the Trust and WTAM, to go into effect if there is a subsequent change of control of WTAM caused by a reduction in ownership of the largest shareholder of WisdomTree Investments, the parent company of WTAM.

Fund: Total Dividend Fund
Votes For: 2,445,049
Votes Abstain: 31,750
Votes Against: 59,238
Broker Non-Votes: 712,643
Percentage For: 75.264

Fund: Equity Income Fund
Votes For: 4,729,108
Votes Abstain: 83,303
Votes Against: 113,662
Broker Non-Votes: 0
Percentage For: 96.002

Fund: DEFA Fund
Votes For: 4,550,344
Votes Abstain: 72,127
Votes Against: 113,259
Broker Non-Votes: 0
Percentage For: 96.085

Fund: DEFA Equity Income Fund
Votes For: 2,279,871
Votes Abstain: 18,964
Votes Against: 34,072
Broker Non-Votes: 0
Percentage For: 97.726

Fund: Australia Dividend Fund
Votes For: 465,863
Votes Abstain: 12,356
Votes Against: 17,351
Broker Non-Votes: 146,611
Percentage For: 72.544

Fund: Asia Pacific ex-Japan Fund
Votes For: 610,532
Votes Abstain: 10,995
Votes Against: 34,560
Broker Non-Votes: 101,384
Percentage For: 80.600

Fund: Global Equity Income Fund
Votes For: 817,955
Votes Abstain: 29,235
Votes Against: 14,460
Broker Non-Votes: 239,231
Percentage For: 74.300

Fund: Europe SmallCap Dividend Fund
Votes For: 339,430
Votes Abstain: 7,493
Votes Against: 7,127
Broker Non-Votes: 48,131
Percentage For: 84.397

Fund: Japan Hedged Equity Fund
Votes For: 10,054,285
Votes Abstain: 16,255
Votes Against: 70,443
Broker Non-Votes: 0
Percentage For: 99.145

Fund: Global ex-U.S. Growth Fund
Votes For: 508,988
Votes Abstain: 12,558
Votes Against: 26,300
Broker Non-Votes: 134,489
Percentage For: 74.596

Fund: Japan SmallCap Dividend Fund
Votes For: 1,970,246
Votes Abstain: 32,970
Votes Against: 58,579
Broker Non-Votes: 227,191
Percentage For: 86.076

Fund: Dividend ex-Financials Fund
Votes For: 9,701,560
Votes Abstain: 156,933
Votes Against: 234,494
Broker Non-Votes: 1,498,492
Percentage For: 83.695

Fund: LargeCap Dividend Fund
Votes For: 10,148,416
Votes Abstain: 154,170
Votes Against: 172,856
Broker Non-Votes: 1,595,267
Percentage For: 84.075

Fund: MidCap Dividend Fund
Votes For: 3,082,119
Votes Abstain: 45,308
Votes Against: 64,708
Broker Non-Votes: 0
Percentage For: 96.554

Fund: SmallCap Dividend Fund
Votes For: 2,980,115
Votes Abstain: 44,586
Votes Against: 58,909
Broker Non-Votes: 655,368
Percentage For: 79.704

Fund: International LargeCap Dividend Fund
Votes For: 1,816,485
Votes Abstain: 33,000
Votes Against: 38,049
Broker Non-Votes: 336,722
Percentage For: 81.666

Fund: International Dividend ex-Financials Fund
Votes For: 3,583,162
Votes Abstain: 80,087
Votes Against: 172,616
Broker Non-Votes: 623,768
Percentage For: 80.346

Fund: International MidCap Dividend Fund
Votes For: 1,040,362
Votes Abstain: 11,179
Votes Against: 30,849
Broker Non-Votes: 144,217
Percentage For: 84.817

Fund: International SmallCap Dividend Fund
Votes For: 3,800,058
Votes Abstain: 79,917
Votes Against: 115,707
Broker Non-Votes: 470,750
Percentage For: 85.080

Fund: Commodity Country Equity Fund
Votes For: 373,995
Votes Abstain: 9,881
Votes Against: 17,069
Broker Non-Votes: 86,459
Percentage For: 76.732

Fund: Global Natural Resources Fund
Votes For: 503,634
Votes Abstain: 20,716
Votes Against: 26,324
Broker Non-Votes: 112,916
Percentage For: 75.895

Fund: Global ex-U.S. Utilities Fund
Votes For: 643,225
Votes Abstain: 16,257
Votes Against: 21,516
Broker Non-Votes: 194,703
Percentage For: 73.453

Fund: Total Earnings Fund
Votes For: 390,113
Votes Abstain: 10,826
Votes Against: 5,724
Broker Non-Votes: 30,860
Percentage For: 89.165

Fund: Earnings 500 Fund
Votes For: 581,936
Votes Abstain: 8,013
Votes Against: 8,927
Broker Non-Votes: 124,855
Percentage For: 80.408

Fund: MidCap Earnings Fund
Votes For: 1,386,945
Votes Abstain: 28,860
Votes Against: 19,497
Broker Non-Votes: 0
Percentage For: 96.969

Fund: SmallCap Earnings Fund
Votes For: 1,268,419
Votes Abstain: 29,825
Votes Against: 23,222
Broker Non-Votes: 0
Percentage For: 95.986

Fund: LargeCap Value Fund
Votes For: 253,169
Votes Abstain: 3,685
Votes Against: 8,165
Broker Non-Votes: 72,578
Percentage For: 74.991

Fund: LargeCap Growth Fund
Votes For: 259,543
Votes Abstain: 1,336
Votes Against: 1,050
Broker Non-Votes: 0
Percentage For: 99.089

Fund: Global ex-U.S. Real Estate Fund
Votes For: 1,806,172
Votes Abstain: 39,054
Votes Against: 68,925
Broker Non-Votes: 309,104
Percentage For: 81.240

Fund: Emerging Markets Equity Income Fund
Votes For: 35,418,673
Votes Abstain: 375,531
Votes Against: 529,114
Broker Non-Votes: 0
Percentage For: 97.509

Fund: Emerging Markets SmallCap Dividend Fund
Votes For: 11,400,804
Votes Abstain: 131,484
Votes Against: 186,592
Broker Non-Votes: 0
Percentage For: 97.286

Fund: India Earnings Fund
Votes For: 19,709,074
Votes Abstain: 912,715
Votes Against: 447,263
Broker Non-Votes: 2,794,720
Percentage For: 82.590

Fund: Middle East Dividend Fund
Votes For: 306,057
Votes Abstain: 7,113
Votes Against: 22,396
Broker Non-Votes: 117,080
Percentage For: 67.615

Fund: Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) Votes For: 398,045
Votes Abstain: 1,132
Votes Against: 250
Broker Non-Votes: 0
Percentage For: 99.654

Proposal 2A

The Approval of a New Investment Sub-Advisory Agreement between WTAM and Mellon Capital, with respect to each of these Funds, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved.

Fund: India Earnings Fund
Votes For: 19,665,985
Votes Abstain: 930,408
Votes Against: 472,659
Broker Non-Votes: 2,794,720
Percentage For: 82.409

Fund: Middle East Dividend Fund
Votes For: 305,137
Votes Abstain: 7,113
Votes Against: 23,316
Broker Non-Votes: 117,080
Percentage For: 67.412

Fund: Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) Votes For: 397,595
Votes Abstain: 1,522
Votes Against: 310
Broker Non-Votes: 0
Percentage For: 99.541

Proposal 2B

The Approval of a New Investment Sub-Advisory Agreement between WTAM and Mellon Capital, with respect to each of these Funds, to go into effect if there is a subsequent change of control of WTAM caused by a reduction in ownership of the largest shareholder of WisdomTree Investments, the parent company of WTAM.

Fund: Total Dividend Fund
Votes For: 2,439,621
Votes Abstain: 33,643
Votes Against: 62,773
Broker Non-Votes: 712,643
Percentage For: 75.096

Fund: Equity Income Fund
Votes For: 4,726,313
Votes Abstain: 81,139
Votes Against: 118,621
Broker Non-Votes: 0
Percentage For: 95.945

Fund: DEFA Fund
Votes For: 4,546,954
Votes Abstain: 75,324
Votes Against: 113,452
Broker Non-Votes: 0
Percentage For: 96.013

Fund: DEFA Equity Income Fund
Votes For: 2,279,639
Votes Abstain: 20,970
Votes Against: 32,298
Broker Non-Votes: 0
Percentage For: 97.717

Fund: Australia Dividend Fund
Votes For: 465,381
Votes Abstain: 12,488
Votes Against: 17,701
Broker Non-Votes: 146,611
Percentage For: 72.469

Fund: Asia Pacific ex-Japan Fund
Votes For: 609,228
Votes Abstain: 10,076
Votes Against: 36,783
Broker Non-Votes: 101,384
Percentage For: 80.429

Fund: Global Equity Income Fund
Votes For: 818,331
Votes Abstain: 29,735
Votes Against: 13,584
Broker Non-Votes: 239,231
Percentage For: 74.334

Fund: Europe SmallCap Dividend Fund
Votes For: 338,625
Votes Abstain: 7,793
Votes Against: 7,632
Broker Non-Votes: 48,131
Percentage For: 84.196

Fund: Japan Hedged Equity Fund
Votes For: 9,947,318
Votes Abstain: 15,422
Votes Against: 178,243
Broker Non-Votes: 0
Percentage For: 98.090

Fund: Global ex-U.S. Growth Fund
Votes For: 506,881
Votes Abstain: 12,793
Votes Against: 28,172
Broker Non-Votes: 134,489
Percentage For: 74.286

Fund: Japan SmallCap Dividend Fund
Votes For: 1,963,331
Votes Abstain: 35,630
Votes Against: 62,834
Broker Non-Votes: 227,191
Percentage For: 85.773

Fund: Dividend ex-Financials Fund
Votes For: 9,693,419
Votes Abstain: 158,295
Votes Against: 241,273
Broker Non-Votes: 1,498,492
Percentage For: 83.625

Fund: LargeCap Dividend Fund
Votes For: 10,141,407
Votes Abstain: 159,158
Votes Against: 174,877
Broker Non-Votes: 1,595,267
Percentage For: 84.016

Fund: MidCap Dividend Fund
Votes For: 3,086,223
Votes Abstain: 41,168
Votes Against: 64,744
Broker Non-Votes: 0
Percentage For: 96.682

Fund: SmallCap Dividend Fund
Votes For: 2,974,919
Votes Abstain: 47,076
Votes Against: 61,615
Broker Non-Votes: 655,368
Percentage For: 79.565

Fund: International LargeCap Dividend Fund
Votes For: 1,811,207
Votes Abstain: 34,453
Votes Against: 41,874
Broker Non-Votes: 336,722
Percentage For: 81.429

Fund: International Dividend ex-Financials Fund
Votes For: 3,576,786
Votes Abstain: 81,112
Votes Against: 177,967
Broker Non-Votes: 623,768
Percentage For: 80.203

Fund: International MidCap Dividend Fund
Votes For: 1,038,339
Votes Abstain: 11,970
Votes Against: 32,081
Broker Non-Votes: 144,217
Percentage For: 84.652

Fund: International SmallCap Dividend Fund
Votes For: 3,797,203
Votes Abstain: 81,393
Votes Against: 117,086
Broker Non-Votes: 470,750
Percentage For: 85.017

Fund: Commodity Country Equity Fund
Votes For: 374,570
Votes Abstain: 9,891
Votes Against: 16,484
Broker Non-Votes: 86,459
Percentage For: 76.850

Fund: Global Natural Resources Fund
Votes For: 505,008
Votes Abstain: 20,690
Votes Against: 24,976
Broker Non-Votes: 112,916
Percentage For: 76.102

Fund: Global ex-U.S. Utilities Fund
Votes For: 640,240
Votes Abstain: 18,593
Votes Against: 22,165
Broker Non-Votes: 194,703
Percentage For: 73.112

Fund: Total Earnings Fund
Votes For: 390,716
Votes Abstain: 10,922
Votes Against: 5,025
Broker Non-Votes: 30,860
Percentage For: 89.302

Fund: Earnings 500 Fund
Votes For: 581,859
Votes Abstain: 7,920
Votes Against: 9,097
Broker Non-Votes: 124,855
Percentage For: 80.397

Fund: MidCap Earnings Fund
Votes For: 1,386,647
Votes Abstain: 24,588
Votes Against: 19,067
Broker Non-Votes: 0
Percentage For: 96.948

Fund: SmallCap Earnings Fund
Votes For: 1,267,375
Votes Abstain: 30,521
Votes Against: 23,570
Broker Non-Votes: 0
Percentage For: 95.906

Fund: LargeCap Value Fund
Votes For: 249,668
Votes Abstain: 3,685
Votes Against: 11,666
Broker Non-Votes: 72,578
Percentage For: 73.954

Fund: Global ex-U.S. Real Estate Fund
Votes For: 1,798,883
Votes Abstain: 40,786
Votes Against: 74,482
Broker Non-Votes: 309,104
Percentage For: 80.912

Fund: Emerging Markets Equity Income Fund
Votes For: 35,408,793
Votes Abstain: 382,070
Votes Against: 532,455
Broker Non-Votes: 0
Percentage For: 97.482

Fund: Emerging Markets SmallCap Dividend Fund
Votes For: 11,394,775
Votes Abstain: 134,469
Votes Against: 189,636
Broker Non-Votes: 0
Percentage For: 97.235

Fund: India Earnings Fund
Votes For: 19,654,904
Votes Abstain: 916,976
Votes Against: 497,172
Broker Non-Votes: 2,794,720
Percentage For: 82.363

Fund: Middle East Dividend Fund
Votes For: 305,045
Votes Abstain: 7,413
Votes Against: 23,108
Broker Non-Votes: 117,080
Percentage For: 67.391

Proposal 2C

The Approval of a New Investment Sub-Advisory Agreement between WTAM and Mellon Capital, with respect to each of these Funds, to go into effect if there is a subsequent change of control of WTAM caused by a reduction in ownership of the largest shareholder of WisdomTree Investments, the parent company of WTAM.

Fund: LargeCap Growth Fund
Votes For: 259,543
Votes Abstain: 1,336
Votes Against: 1,050
Broker Non-Votes: 0
Percentage For: 99.089

Fund: Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) Votes For: 398,434
Votes Abstain: 743
Votes Against: 250
Broker Non-Votes: 0
Percentage For: 99.751

Proposal 3

Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote.

Fund: Total Dividend Fund
Votes For: 2,326,099
Votes Abstain: 29,548
Votes Against: 180,390
Broker Non-Votes: 712,643
Percentage For: 71.601

Fund: Equity Income Fund
Votes For: 4,569,779
Votes Abstain: 76,886
Votes Against: 279,408
Broker Non-Votes: 0
Percentage For: 92.767

Fund: DEFA Fund
Votes For: 4,410,966
Votes Abstain: 71,038
Votes Against: 253,726
Broker Non-Votes: 0
Percentage For: 93.142

Fund: DEFA Equity Income Fund
Votes For: 2,196,674
Votes Abstain: 20,289
Votes Against: 115,944
Broker Non-Votes: 0
Percentage For: 94.160

Fund: Australia Dividend Fund
Votes For: 435,219
Votes Abstain: 14,518
Votes Against: 45,833
Broker Non-Votes: 146,611
Percentage For: 67.772

Fund: Asia Pacific ex-Japan Fund
Votes For: 590,453
Votes Abstain: 10,452
Votes Against: 55,182
Broker Non-Votes: 101,384
Percentage For: 77.950

Fund: Global Equity Income Fund
Votes For: 794,861
Votes Abstain: 22,521
Votes Against: 44,268
Broker Non-Votes: 239,231
Percentage For: 72.202

Fund: Europe SmallCap Dividend Fund
Votes For: 327,013
Votes Abstain: 7,560
Votes Against: 19,477
Broker Non-Votes: 48,131
Percentage For: 81.309

Fund: Japan Hedged Equity Fund
Votes For: 9,829,190
Votes Abstain: 19,628
Votes Against: 292,165
Broker Non-Votes: 0
Percentage For: 96.925

Fund: Global ex-U.S. Growth Fund
Votes For: 486,053
Votes Abstain: 11,789
Votes Against: 50,004
Broker Non-Votes: 134,489
Percentage For: 71.234

Fund: Japan SmallCap Dividend Fund
Votes For: 1,886,310
Votes Abstain: 30,096
Votes Against: 145,389
Broker Non-Votes: 227,191
Percentage For: 82.408

Fund: Dividend ex-Financials Fund
Votes For: 9,124,650
Votes Abstain: 163,997
Votes Against: 804,340
Broker Non-Votes: 1,498,492
Percentage For: 78.718

Fund: LargeCap Dividend Fund
Votes For: 9,859,945
Votes Abstain: 152,857
Votes Against: 462,640
Broker Non-Votes: 1,595,267
Percentage For: 81.685

Fund: MidCap Dividend Fund
Votes For: 2,998,296
Votes Abstain: 37,379
Votes Against: 166,460
Broker Non-Votes: 0
Percentage For: 93.614

Fund: SmallCap Dividend Fund
Votes For: 2,868,832
Votes Abstain: 44,372
Votes Against: 170,406
Broker Non-Votes: 655,368
Percentage For: 76.727

Fund: International LargeCap Dividend Fund
Votes For: 1,745,458
Votes Abstain: 34,439
Votes Against: 107,637
Broker Non-Votes: 336,722
Percentage For: 78.474

Fund: International Dividend ex-Financials Fund
Votes For: 3,360,353
Votes Abstain: 91,922
Votes Against: 383,590
Broker Non-Votes: 623,768
Percentage For: 75.351

Fund: International MidCap Dividend Fund
Votes For: 997,160
Votes Abstain: 9,151
Votes Against: 76,079
Broker Non-Votes: 144,217
Percentage For: 81.295

Fund: International SmallCap Dividend Fund
Votes For: 3,608,085
Votes Abstain: 77,582
Votes Against: 310,015
Broker Non-Votes: 470,750
Percentage For: 80.782

Fund: Commodity Country Equity Fund
Votes For: 350,482
Votes Abstain: 9,798
Votes Against: 40,665
Broker Non-Votes: 86,459
Percentage For: 71.908

Fund: Global Natural Resources Fund
Votes For: 466,153
Votes Abstain: 20,682
Votes Against: 63,839
Broker Non-Votes: 112,916
Percentage For: 70.247

Fund: Global ex-U.S. Utilities Fund
Votes For: 609,122
Votes Abstain: 19,345
Votes Against: 52,531
Broker Non-Votes: 194,703
Percentage For: 69.558

Fund: Total Earnings Fund
Votes For: 354,689
Votes Abstain: 9,239
Votes Against: 42,735
Broker Non-Votes: 30,860
Percentage For: 81.068

Fund: Earnings 500 Fund
Votes For: 547,921
Votes Abstain: 10,603
Votes Against: 40,352
Broker Non-Votes: 124,855
Percentage For: 75.707

Fund: MidCap Earnings Fund
Votes For: 1,357,381
Votes Abstain: 22,940
Votes Against: 49,981
Broker Non-Votes: 0
Percentage For: 94.902

Fund: SmallCap Earnings Fund
Votes For: 1,240,551
Votes Abstain: 26,243
Votes Against: 54,672
Broker Non-Votes: 0
Percentage For: 93.877

Fund: LargeCap Value Fund
Votes For: 238,191
Votes Abstain: 4,045
Votes Against: 22,783
Broker Non-Votes: 72,578
Percentage For: 70.555

Fund: LargeCap Growth Fund
Votes For: 257,955
Votes Abstain: 1,828
Votes Against: 2,146
Broker Non-Votes: 0
Percentage For: 98.483

Fund: Global ex-U.S. Real Estate Fund
Votes For: 1,693,181
Votes Abstain: 35,396
Votes Against: 185,574
Broker Non-Votes: 309,104
Percentage For: 76.158

Fund: Emerging Markets Equity Income Fund
Votes For: 33,777,729
Votes Abstain: 833,148
Votes Against: 1,712,441
Broker Non-Votes: 0
Percentage For: 92.992

Fund: Emerging Markets SmallCap Dividend Fund
Votes For: 10,969,032
Votes Abstain: 115,392
Votes Against: 634,456
Broker Non-Votes: 0
Percentage For: 93.601

Fund: India Earnings Fund
Votes For: 18,396,074
Votes Abstain: 884,082
Votes Against: 1,788,896
Broker Non-Votes: 2,794,720
Percentage For: 77.088

Fund: Middle East Dividend Fund
Votes For: 309,896
Votes Abstain: 21,754
Votes Against: 58,640
Broker Non-Votes: 71,580
Percentage For: 67.096

Fund: Europe Hedged Equity Fund (formerly, International Hedged Equity Fund) Votes For: 392,627
Votes Abstain: 2,558
Votes Against: 4,242
Broker Non-Votes: 0
Percentage For: 98.298